EX. 99.28(e)(1)(iii)

Amendment to JNL Series Trust
Second Amended and Restated Distribution Agreement

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Life Distributors LLC (“JNLD”), a broker-dealer registered with the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Whereas, the Trust and JNLD (the “Parties”) entered into a Second Amended and Restated Distribution Agreement effective as of July 1, 2017, as amended (the “Agreement”), whereby the Trust appointed JNLD as distributor (the “Distributor”) of the shares of the separate funds (the “Funds”) set forth on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, fund mergers, and fund name changes for certain funds, as outlined below, effective August 13, 2018 (collectively, the “Fund Changes”):

New Funds

1) JNL Multi-Manager International Small Cap Fund;
2) JNL/American Funds Capital Income Builder Fund;
3) JNL/Heitman U.S. Focused Real Estate Fund;
4) JNL/JPMorgan Hedged Equity Fund;
5) JNL/Loomis Sayles Global Growth Fund; and
6) JNL/Morningstar Wide Moat Index Fund.

Fund Mergers

1) JNL/Invesco Mid Cap Value Fund to merge into the JNL/MFS Mid Cap Value Fund;
2) JNL/MMRS Conservative Fund to merge into the JNL/MMRS Moderate Fund; and
3) JNL/MMRS Growth Fund to merge into the JNL/MMRS Moderate Fund.

Fund Name Changes

1) JNL/MMRS Moderate Fund change to JNL/T. Rowe Price Managed Volatility Balanced Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2) JNL/Brookfield Global Infrastructure and MLP Fund change to JNL/First State Global Infrastructure Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
3) JNL/Franklin Templeton International Small Cap Growth Fund change to JNL/Franklin Templeton International Small Cap Fund;
4) JNL/Vanguard Moderate Allocation Fund change to JNL/Vanguard Moderate ETF Allocation Fund;
5) JNL/Vanguard Moderate Growth Allocation Fund change to JNL/Vanguard Moderate Growth ETF Allocation Fund; and
6) JNL/Vanguard Growth Allocation Fund change to JNL/Vanguard Growth ETF Allocation Fund.

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Parties have agreed to amend Schedule A of the Agreement, effective August 13, 2018, to update the list of funds to add the new funds, to remove the merged funds, and to update the fund names.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Trust and the Distributor have caused this Amendment to be executed, effective August 13, 2018.

Attest:		JNL Series Trust

By:	/s/ Norma M. Mendez	By:	/s/ Kristen K. Leeman
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Life Distributors LLC

By:	/s/ Christina Bortz	By:	/s/ Alison Reed
	Christina Bortz	Name:	Alison Reed
		Title:	EVP JNLD Operations

Schedule A
Dated August 13, 2018

Fund	Class	Maximum 12b-1 Fee[1]
JNL/American Funds Balanced Fund	Class A Class I	0.30% None
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I	0.30% None
JNL/American Funds Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds Global Bond Fund	Class A Class I	0.30% None
JNL/American Funds Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds International Fund	Class A Class I	0.30% None
JNL/American Funds New World Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Institutional Alt 25 Fund	Class A Class I	0.30% None
JNL Institutional Alt 50 Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/AB Dynamic Asset Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I	0.30% None
JNL/AQR Managed Futures Strategy Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None

A-1

Fund	Class	Maximum 12b-1 Fee[1]
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/Crescent High Income Fund	Class A Class I	0.30% None
JNL/DFA Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/First State Global Infrastructure Fund	Class A Class I	0.30% None
JNL/FPA + DoubleLine® Flexible Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Founding Strategy Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Franklin Templeton International Small Cap Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None

A-2

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Invesco China-India Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund;	Class A Class I	0.30% None
JNL/Invesco Global Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/Lazard Emerging Markets Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Mellon Capital 10 x 10 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital European 30 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Index 5 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital International Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class I	0.30% None
JNL/Mellon Capital Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class I	None

A-3

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Capital S&P 1500 Growth Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital S&P 1500 Value Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon Capital Utilities Sector Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I	0.30% None
JNL/Oppenheimer Global Growth Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Mid Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Small Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/PPM America Value Equity Fund	Class A Class I	0.30% None
JNL/Scout Unconstrained Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Managed Volatility Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None

A-4

Fund	Class	Maximum 12b-1 Fee[1]
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None
JNL/S&P 4 Fund	Class A Class I	0.30% None
JNL/S&P Competitive Advantage Fund	Class A Class I	0.30% None
JNL/S&P Dividend Income & Growth Fund	Class A Class I	0.30% None
JNL/S&P International 5 Fund	Class A Class I	0.30% None
JNL/S&P Intrinsic Value Fund	Class A Class I	0.30% None
JNL/S&P Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Conservative Fund	Class A Class I	0.30% None
JNL/S&P Managed Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/S&P Mid 3 Fund	Class A Class I	0.30% None
JNL/S&P Total Yield Fund	Class A Class I	0.30% None
JNL/Vanguard Capital Growth Fund	Class A Class I	0.30% None
JNL/Vanguard Equity Income Fund	Class A Class I	0.30% None
JNL/Vanguard Global Bond Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard International Fund	Class A Class I	0.30% None
JNL/Vanguard International Stock Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Small Company Growth Fund	Class A Class I	0.30% None
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

A-5